GenCorp

Acquisition of Pratt & Whitney Rocketdyne ("PWR")

Investor Information

July 30, 2012



Ideas Powering Freedom

Forward Looking Statements

This presentation includes "forward looking statements" concerning a proposed transaction, its financial and business impact, management's beliefs and objectives with respect thereto, and management's current expectations for our future operating and financial performance, including anticipated sales, earnings and cash flow, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "confident" and other words of similar meaning in connection with a discussion of future operating or financial performance. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of GenCorp and of the combined companies. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transaction, the timing or consummation of the proposed transaction, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of GenCorp to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth and innovation. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the SEC filings submitted by GenCorp and PWR or their parent company, United Technologies Corporation, from time to time, including their respective Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward looking statements included in this press release are made only as of the date hereof. Neither GenCorp nor PWR undertakes any obligation to update the forward looking statements to reflect subsequent events or circumstances.

Notice regarding financial data:
All financial data presented is derived from audited financial statements and/or unaudited quarterly reports on Form 10-Q. This presentation also contains non-GAAP financial measures. A reconciliation of these financial measures to the nearest GAAP measure is included in this presentation.

Table of Contents

Executive Summary

GenCorp

PWR Transaction Overview

- **Transaction Highlights**
  - GenCorp Inc. entered into a definitive agreement to purchase Pratt & Whitney Rocketdyne (PWR) business from United Technologies Corporation
  - Purchase price of $550 million - subject to adjustment for net assets and other specified items
  - Fully committed financing from Morgan Stanley Senior Funding LLC and Citigroup Global Markets Inc.
- **Accretion/ Synergies**
  - Combination provides consolidation and cost saving benefits for the customer and Aerojet
  - Expected to be accretive to earnings in the first year
- **Closing**
  - Estimated close in the first half of 2013
  - Contingent upon the completion of regulatory conditions

Strategic Rationale

- **PWR is a unique asset**
  - Leading rocket propulsion company in the United States
  - 50+ years of design, development and manufacturing
  - Has powered nearly all of NASA's manned launch vehicles into space to date
- **Positions company to compete in a dynamic, highly competitive market**
- **Aerojet re-entry into large space launch engines**
  - Address fragile industry base
  - Increases scale and scope (critical mass)
- **Clear fit with Aerojet core business**
  - Complementary products
  - Incremental organic growth opportunities

Synergies and Integration Costs / Savings

- **Acquisition allows opportunities for cost savings and efficiencies improvements**
  - Capture production efficiencies
  - More effectively manage lower-tier supplier base
  - Reduce redundancies and infrastructure
  - Focused internal and customer funded Research and Development
  - Ability to spread environmental costs over a larger base
  - Capitalize on best practices of each company
- **Achieving synergies will require integration costs**

GenCorp Overview

GenCorp Overview

GENCORP

- LTM 5/31/12 net sales of $930 million
  - Aerojet - $921 million
  - Real Estate - $9 million
- LTM 5/31/12 Adjusted EBITDAP(1) of $113 million (12.1% margin)
- Funded backlog of $882 million
- Total backlog of $1,314 million
- LTM 5/31/12 free cash flow(1) of $68 million
- LTM 5/31/12 operating cash flow of $92 million
- Diversified Capabilities Enabling
  - Space and Launch Systems
  - Tactical Systems
  - Missile Defense and Strategic Systems
  - Advanced Programs
  - Specialty Metals
- Significant Real Estate Holdings

(1) Non-GAAP Measure

Net Sales and Adjusted EBITDAP (1)



($ in millions)
$1,000
$800
$600
$400
$200
$-
$858
$111
$918
$115
$930
$113
FY10
FY11
LTM Q2 2012
Net Sales
EBITDAP

Operating Cash Flow and Free Cash Flow



($ in millions)
$200
$150
$100
$50
$-
$148
$131
$77
$56
$92
$68
FY10
FY11
LTM Q2 2012
Operating Cash Flow
Free Cash Flow

GENCORP

Aerojet at a Glance - Diversified Products

Aerojet
2012 LTM Net Sales: $921M

Total Employees: ~3,300

Launch Vehicles	In-Space and Control Propulsion	Missile Defense & Strategic Systems	Tactical Systems	Advanced Programs

2012 LTM Aerojet Revenue Composition

Contract Type


4%
Other
41%
Cost-
Reimbursable
55%
Fixed -
Price

Customers


34%
All Others
36%
Raytheon
30%
Lockheed
Martin

End Users


Other
7%
NASA
11%
19%
U.S. Air
Force
14%
U.S.
Navy
23%
Missile Defense
Agency (MDA)
U.S.
Army
26%

PWR Overview

PWR Overview

- **Leader in Space Propulsion Technology**
  - Leading rocket propulsion company in the U.S.
  - 50+ years of design, development and manufacturing
  - Broad product portfolio breadth
- **National Asset with Unprecedented Launch History**
  - Powered nearly all of NASA's man-rated launch vehicles to date
  - Demonstrated reliability of 99.8%
  - Powered space probes to nearly every planet in the solar system
- **Best-in-Class Capabilities & Talent**
  - ~1,100 skilled engineers; 830 employees with advanced degrees
  - Advanced manufacturing facilities
  - Unique in-house test capability
  - Track record of developing innovative technologies
- **Multiple Industry Firsts**
  - Invented the first liquid hydrogen rocket engine
  - Carried the first humans to the moon
  - Achieved longest-ever supersonic combustion ramjet-powered flight

Net Sales and Adjusted EBITDAP (1)


($ in millions)
$1,000
$800
$600
$400
$200
$-
$792
$149
FY11
Net Sales
EBITDAP

Operating Cash Flow and Free Cash Flow


($ in millions)
$160
$150
$140
$130
$120
$110
$149
$128
FY11
Operating Cash Flow
Free Cash Flow

(1) Non-GAAP Measure

Note: The above amounts were prepared in accordance with accounting policies in place for PWR and are based on PWR fiscal year ended 12/31/11. As a result, balances reported are not reflective of amounts that would be reported if the activity was under GenCorp accounting policies

Acquisition Financing

Acquisition Financing Overview

- **Committed Financing**
  - GenCorp will use cash on hand plus $510M fully committed financing from Morgan Stanley Senior Funding LLC and Citigroup Global Markets Inc to support its offer for PWR
    - 12 month committed financing provides certainty to the seller
- **Permanent Financing Structure**
  - Take out financing would likely consist of cash on hand, up to $50M incremental Term Loan A from existing bank group and the remainder from Senior Notes
    - Term Loan A reduces weighted average cost of debt used to fund the transaction
  - Timing of permanent financing will depend on market conditions and HSR process

Supplemental Financial Information

Key Metrics

$MM Unaudited	GenCorp					PWR
	FYE November 30		6 mos. ended		LTM as of	FYE December 31,
	2010	2011	5/31/11	5/31/12	5/31/12	2011
Aerospace & Defense Sales	$851	$910	$437	$448	$921	$792
Real Estate Sales	7	8	3	4	9	
Total Net Sales	$858	$918	$440	$452	$930	$792
Growth %		*7.0%*		*2.7%*		
Adjusted EBITDAP[1]	$111	$115	$55	$53	$113	$149
Margin %	*12.9%*	*12.6%*	*12.6%*	*11.7%*	*12.1%*	*18.8%*
Debt[2]	397	326	389	250	250	
Cash[3]	208	188	226	150	150	
Net Debt[1]	$189	$138	$163	$100	$100	
Net Debt / Adjusted EBITDAP	1.7x	1.2x			0.9x	
Cash From Operations	$148	$77	$32	$47	$92	$149
Free Cash Flow[1]	$131	$56	$26	$38	$68	$128

(1) Non-GAAP Measure
(2) Excludes debt discount related to adoption of APB 14-1
(3) Includes cash and cash equivalents, restricted cash and marketable securities

Note: The above amounts were prepared in accordance with accounting policies in place for PWR and are based on PWR fiscal year ended 12/31/11. As a result, balances reported are not reflective of amounts that would be reported if the activity was under GenCorp accounting policies

Reconciliation of Non-GAAP Measures

$MM Unaudited	GenCorp					PWR
	FYE November 30		6 mos. ended		LTM as of	FYE December 31,
	2010	2011	5/31/11	5/31/12	5/31/12	2011
Income from Continuing Operations before Tax	$ 2	$ 9	$ 6	$ 9	$ 13	$ (166)
Interest Expense	33	28	14	11	24	-
Bank Fee Amortization	4	3	2	1	3	-
Interest Income	(2)	(1)	(1)	(0)	(1)	-
Depreciation and Amortization	28	24	11	11	24	22
EBITDA	**$ 65**	**$ 63**	**$ 32**	**$ 32**	**$ 63**	**$ (144)**
Retirement benefit plan (income) expense	42	46	23	20	44	14
Unusual Items[1]	4	6	0	1	6	279
Total Adjusted EBITDAP [2]	**$ 111**	**$ 115**	**$ 55**	**$ 53**	**$ 113**	**$ 149**

(1) PWR 2011 charge of $279M represents goodwill impairment

(2) Non-GAAP Measure

Note: The above amounts were prepared in accordance with accounting policies in place for PWR and are based on PWR fiscal year ended 12/31/11. As a result, balances reported are not reflective of amounts that would be reported if the activity was under GenCorp accounting policies

Reconciliation of Non-GAAP Measures, continued

$MM Unaudited	GenCorp					PWR
	FYE November 30		6 mos. ended		LTM as of	FYE December 31,
	2010	2011	5/31/11	5/31/12	5/31/12	2011
Debt[2]	$397	$326	$389	$250	$250	
Cash[3]	208	188	226	150	150	
Net Debt[1]	$189	$138	$163	$100	$100	
Cash from Operations	$ 148	$ 77	$ 32	$ 47	$ 92	$ 149
Capital Expenditures	17	21	6	9	24	21
Free Cash Flow [1]	$131	$56	$26	$38	$68	$128

(1) Non-GAAP Measure
(2) Excludes debt discount related to adoption of APB 14-1
(3) Includes cash and cash equivalents, restricted cash and marketable securities

Note: The above amounts were prepared in accordance with accounting policies in place for PWR and are based on PWR fiscal year ended 12/31/11. As a result, balances reported are not reflective of amounts that would be reported if the activity was under GenCorp accounting policies